SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2006
IntraBiotics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1009 Oak Hill Road, Suite 201
Lafayette, CA 94549
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (925) 906-5331
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01. Entry into a Material Definitive Agreement.
     On April 17, 2006, the Board of Directors of IntraBiotics Pharmaceuticals, Inc. (“the Company”) approved a bonus in the amount of $60,000 for Hickey & Hill. Pursuant to the Services Agreement, dated June 20, 2005, as amended October 31, 2005, Hickey & Hill manages the Company’s day to day operations and Denis Hickey, a founding principal of Hickey & Hill, serves as the Chief Executive Officer and Chief Financial Officer of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Date: April 20, 2006
/s/ DENIS HICKEY
Denis Hickey
Chief Executive Officer